UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2012 (March 1, 2012)

Webxu, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-53095	26-0460511
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11999 San Vicente Blvd., Suite 400

Los Angeles, CA 90049

(Address of Principal Executive Offices)

(310) 807-1765

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On March 1, 2012, Webxu, Inc. and its subsidiaries (collectively, the “Company”) entered into a Loan Agreement with Breakwater Structured Growth Opportunities Fund L.P. (“Breakwater”) pursuant to which the Company issued to Breakwater a Senior Secured Promissory Note with principal in the amount of $1,200,000 for a loan by Breakwater to the Company of $1,000,000.

The note matures on May 13, 2012. Interest accrues at 12% per annum and increases by an additional 8% upon a default. The principal plus any accrued but unpaid interest must be repaid according to the schedule set forth in the Loan Agreement. Late payments are assessed 5% of the delinquent installment payment amount. The Company must pay an additional 5% in liquidated damages upon any late payment.

The Company previously paid to Breakwater a non-refundable deposit of $30,000 for due diligence and other expenses and $15,000 for Breakwater’s legal expenses in connection with this loan transaction. At closing, the Company paid to Breakwater an origination fee of $24,000 and an additional $12,500 towards legal fees.

In connection with this loan transaction, the Company issued to Breakwater a warrant to purchase up to 1,000,000 shares of its common stock at $1.50 per share. This warrant contains piggyback registration rights, and expires on March 1, 2017.

Until the Company has repaid the full balance on the note pursuant to the Loan Agreement, the Company may not:

(i)         Make, create, incur, assume, or suffer to exist any lien upon or with respect to any of its property other than the permitted liens set forth in the Loan Agreement;

(ii)        Sell, assign, lease, convey, transfer, or otherwise dispose of any property outside the ordinary course of business without first obtaining Breakwater’s written consent;

(iii)       Merge, consolidate with or into, or convey, transfer, lease, or otherwise dispose of all or substantially all of its assets to or in favor of any person without first obtaining Breakwater’s written consent;

(iv)         Change the ownership structure of its subsidiaries without first obtaining Breakwater’s written consent;

(v)          Other than certain commitments set forth in the Loan Agreement, purchase or acquire any capital stock, equity interest, or any obligations or other securities of, or any interest in, any person, or make or commit to make any acquisitions, create any new subsidiary, or direct any revenue, income, prospects, business, or other rights to, or make or commit to make any advance, loan, extension of credit or capital contribution to, or any other investment in, any person without first obtaining Breakwater’s written consent;

(vi)         Create, incur, assume, suffer to exist, or otherwise become or remain liable with respect to any indebtedness other than indebtedness set forth in the Loan Agreement;

(vii)        Enter into any transaction outside the ordinary course of business with any affiliates on terms that are less favorable to the Company than those that would be obtainable at the time in an arms-length transaction with a non-affiliate;

(viii)       Materially increase the cash compensation for any executive officer, director, or affiliate other than commercially reasonable salaries paid in the ordinary course to full-time employees who are non-affiliates or directors and compensation approved by Webxu, Inc.’s board of directors prior to the closing date of the loan transaction described in this Item 1.01;

(ix)         Create, incur, assume, or suffer to exist any contingent obligations;

(x)          Other than certain permitted payments set forth in the Loan Agreement, declare or make any dividend payment or other distribution of assets, properties, cash, cash equivalents, rights, obligations, or securities on account of any shares of any class of its capital stock, or purchase, redeem, or otherwise acquire such shares, except that a subsidiary my make distributions to Webxu, Inc.;

(xi)         Engage in any material line of business substantially different from the existing business of the Company;

(xii)        Without first obtaining Breakwater’s written consent, (a) make any material changes to the equity capital structure or amend organization documents in any respect materially adverse to Breakwater, (b) sell all or substantially all of its assets, (c) sell, transfer, or assign all or any portion of its ownership interest in any subsidiary, and (d) form, conduct any business through, or transfer any of its assets to any subsidiary or other entity other than the subsidiaries;

(xiii)       Make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year;

(xiv)       Change its name or any location storing the collateral for the loan or establish an additional place of business or new trade name without giving Breakwater 60 days’ prior notice. Prior to establishing a new place of business or trade name, the Company must execute any documents reasonably required by Breakwater to preserve the perfection of Breakwater’s security interests in the collateral;

(xv)        Permit the debt coverage ratio to exceed 1.25 at any time. The Company must provide Breakwater with unaudited financial statements and a calculation of the debt coverage ratio certified by an officer by the 25th day of each month; and

(xvi)      Make or incur during any fiscal year any obligation to make capital expenditures in excess of an aggregate $250,000.

The Company granted to Breakwater a security interest in certain of its assets under a Pledge and General Security Agreement dated March 1, 2012, for which the collateral is set forth in the agreement. The collateral includes cash funds in certain bank accounts.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 1, 2012, and also as more fully described in Item 1.01 above, the Company became obligated on a short-term debt obligation in the amount of $1,200,000 to Breakwater Structured Growth Opportunities Fund L.P. pursuant to a Loan Agreement and Senior Secured Promissory Note.

The note matures on May 13, 2012, when the balance of the unpaid principal and accrued interest is due and payable without demand or other notice. Interest accrues at 12% per annum and increases by an additional 8% upon the Company’s failure to make a required payment or defaults on any other obligation owed to Breakwater (a “Default Event”). The principal plus any accrued but unpaid interest must be repaid according to the schedule set forth in the Loan Agreement. Late payments are assessed 5% of the delinquent installment payment amount. The Company must pay an additional 5% in liquidated damages upon any late payment.

Upon a Default Event, Breakwater may in its sole discretion declare the balance of the unpaid principal and accrued interest immediately due and payable without prior notice.

Reference is made to the disclosures set forth in Item 1.01 of this Form 8-K, which disclosures are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On March 1, 2012, and also as more fully described in Item 1.01 above, we issued to Breakwater Structured Growth Opportunities Fund L.P. a warrant to purchase up to 1,000,000 shares of our common stock at $1.50 per share. The warrant expires on March 1, 2017. Reference is made to the disclosures set forth in Item 1.01 of this Form 8-K, which disclosures are incorporated herein by reference.  The issuance of the warrant to Breakwater was exempt from registration under the Securities Act pursuant to Section 4(2) of the Securities Act.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

10.1	Loan Agreement between Webxu, Inc., Bonus Interactive Inc., Webxu Media, Inc., Lot6 Media, Inc., and Breakwater Structured Growth Opportunities Fund L.P., dated March 1, 2012
10.2	Senior Secured Promissory Note issued by Webxu, Inc., Bonus Interactive Inc., Webxu Media, Inc., and Lot6 Media, Inc. to Breakwater Structured Growth Opportunities Fund L.P., dated March 1, 2012
10.3	Warrant to Purchase Common Stock issued by Webxu, Inc. to Breakwater Structured Growth Opportunities Fund L.P., dated March 1, 2012
10.4	Pledge and General Security Agreement between Webxu, Inc., Bonus Interactive Inc., Webxu Media, Inc., Lot6 Media, Inc., and Breakwater Structured Growth Opportunities Fund L.P., dated March 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Webxu, Inc.

Date: March 7, 2012	By:	/s/ Jeffrey Aaronson
Jeffrey Aaronson
Chief Financial Officer